UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)
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ISSUER DIRECT CORPORATION
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2021	Notice of Annual Meeting of Stockholders

Friday, June 11, 2021 12:00 p.m. EDT	VIRTUALLY https://agm.issuerdirect.com/isdr

Issuer Direct Corporation
1 Glenwood Avenue, Suite 1001
Raleigh NC 27603

April 27, 2021

To Our Stockholders:

We are pleased to invite you to attend our Annual Meeting of Stockholders to be held on Friday, June 11, 2021, at 12:00 p.m. EDT. In light of the continuing public health concerns regarding the COVID-19 pandemic, the annual meeting will be held in a virtual format only. The Board of Directors has fixed the close of business on April 15, 2021 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting.

The attached Proxy Statement describes the matters proposed by your Board of Directors to be considered and voted upon by our stockholders at our Annual Meeting. These items are more fully described in the following pages, which are hereby made part of this Notice.

The Company’s Proxy Statement and Proxy Card accompany this Notice.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 11, 2021. Our Proxy Statement is attached. Financial and other information concerning the Company is contained in our Annual Report on Form 10-K for the year ended December 31, 2020. Under rules issued by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials, including a Proxy Card, and by notifying you of the availability of our proxy materials on the Internet. The Proxy Statement and our Annual Report on Form 10-K are available on https://www.iproxydirect.com/ISDR.

Your vote is important. Whether you own relatively few or a large number of shares of our stock, it is important that your shares be represented and voted at the Annual Meeting. Please vote your shares online or by telephone or, if you requested and received a printed set of proxy materials by mail, by returning the accompanying proxy card. Further instructions on how to vote your shares can be found in our Proxy Statement.

We appreciate your support and continued confidence.

Sincerely,

/s/ William H. Everett William H. Everett

Chairman of the Board of Directors

Issuer Direct Corporation
1 Glenwood Ave, Suite 1001
Raleigh NC 27603
919.481.4000

Notice of Annual Meeting of Stockholders
To Be Held on June 11, 2021

To Our Stockholders:

Our Annual Meeting of Stockholders will be held virtually on Friday, June 11, 2021, at 12:00 p.m. EDT, (the “Annual Meeting”) for the following purposes:

1.
To elect six (6) directors nominated by our Board of Directors as set forth in this proxy statement;

2.
An advisory vote on executive compensation as disclosed in this proxy statement;

3.
An advisory vote on the frequency of future advisory votes on executive compensation;

4.
To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2021; and

5.
To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on April 15, 2021. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the Proxy Statement and on the enclosed proxy card.

To participate in our annual meeting, including casting your vote during the meeting, access the meeting website at https://agm.issuerdirect.com/isdr and entering in your stockholder information provided on your ballot or proxy information previously mailed to you. If you attend the meeting virtually, you may revoke your proxy prior to its exercise and vote virtually at the meeting. In the event that there are not sufficient stockholders present for a quorum or sufficient votes to approve a proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned from time to time in order to permit further solicitation of proxies by the Company.

Your vote is important. If you are unable to attend the Annual Meeting virtually and wish to have your shares voted, please vote as soon as possible, whether online, by telephone, by fax or by returning a proxy card sent to you in response to your request for printed proxy materials.

By Order of the Board of Directors,

/s/ William H. Everett
William H. Everett
Chairman of the Board of Directors

Raleigh, North Carolina
April 27, 2021

YOUR VOTE IS IMPORTANT IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE OR VOTE OVER THE INTERNET FOLLOWING THE INSTRUCTIONS ON THE PROXY AS SOON AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD OR VOTE OVER THE INTERNET MAY NEVERTHELESS ATTEND THE MEETING VIRTUALLY, REVOKE THEIR PROXY AND VOTE THEIR SHARES VIRTUALLY.

Table of Contents

Proxy Summary	1
2021 Annual Meeting of Stockholders	1
Annual Meeting Agenda and Voting Recommendations	1
Director Nominees	2

Proxy Statement	3

Questions and Answers	3

Delivery of Documents to Security Holders Sharing an Address

PROPOSAL 1–ELECTION OF DIRECTORS	6
Nominees for Director	6
Certain Information Concerning Director Nominees	6
Board and Committee Membership	7
Consideration of Stockholder Nominees for Directors	9

Corporate Governance	10
Indemnification of Directors and Officers	10
Directors’ and Officers’ Liability Insurance	10
Code of Ethics	10
Director Independence	10
Board Committees	11
Audit Committee	11
Compensation Committee	11
Strategic Advisory Committee	11
Meetings and Attendance	11
Communications with the Board of Directors	12
Non-Employee Director Compensation Agreement	12
2020 Non-Employee Director Compensation Table	13

Security Ownership of Beneficial Owners and Management	14

Executive Compensation	15
Compensation Discussion and Analysis	15
Summary Compensation Table	15
Brian R. Balbirnie Employment Agreement	15
Steven Knerr Employment Agreement	16
Philosophy of Compensation	16
Components of Compensation	17
Compensation of Named Executive Officers	18
Risk Considerations in our Compensation Programs	19
Compensation Committee Report	20

PROPOSAL 2-ADVISORY VOTE ON EXECUTIVE COMPENSATION	21

PROPOSAL 3-ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	22

PROPOSAL 4–RATIFICATION OF AUDITORS	23
Ratification of Selection of Independent Auditors	23
Audit Committee Pre-Approval Policy	24
Report of the Audit Committee	25

Certain Relationships and Related Party Transactions and Director Independence	26
Related Party Transactions	26
Director Independence	26

Other Matters	26

Section 16(a): Beneficial Ownership Reporting Compliance	26

Stockholder Proposals and Nominations for 2022 Annual Meeting	26

Additional Information	26

Proxy Summary

2021 ANNUAL MEETING OF STOCKHOLDERS

WHEN Friday, June 11, 2021 at 12 p.m. EDT WHERE Virtual – https://agm.issuerdirect.com/isdr RECORD DATE Close of business on April 15, 2021

ITEMS OF BUSINESS

1.
To elect six (6) directors nominated by our Board of Directors as set forth in this proxy statement;
2.
An advisory vote on executive compensation as disclosed in this proxy statement;
3.
An advisory vote on frequency of future advisory votes on executive compensation;
4.
To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2021; and
5.
To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

PROXY VOTING

Stockholders of record on the Record Date are entitled to vote by proxy in the following ways:

By calling 866.752.VOTE (8683), toll free, in the United States or Canada	By voting online at https://www.iproxydirect.com/isdr	By returning a properly completed, signed and dated proxy card
By completing the reverse side of the proxy card and faxing it to 202.521.3464

ANNUAL MEETING AGENDA AND VOTING RECOMMENDATIONS

Proposal	Voting Recommendation	Page Reference
1 Election of six (6) directors	✓FOR each nominee	7
2 Advisory vote on executive compensation as disclosed in this proxy statement	✓ FOR	20
3 Advisory vote on frequency of future advisory votes on executive compensation	✓ FOR	20
4 Ratification of the appointment of Cherry Bekaert LLP as our independent auditors	✓FOR	25

DIRECTOR NOMINEES

Name	Age	Director Since	Occupation	Independent Director	Standing Committee Membership

William H. Everett	70	2013	Retired, Executive Vice President and Chief Financial Officer of Tekelec, Inc.	✓	AC, CC, SAC
J. Patrick Galleher	48	2014	Managing Partner for Boxwood Partners, LLC	✓	CC*, SAC*
Michael Nowlan	62	2017	Executive Consultant to private companies; retired Chief Executive Officer of Primus Telecommunications Canada Inc. and Marketwire, Inc.	✓	AC*
Brian R. Balbirnie	49	2007	Founder and Chief Executive Officer of Issuer Direct Corporation
Marti Beller	54	New Nominee	President, Kobie Marketing, Inc.	✓
Graeme P. Rein	41	New Nominee	Managing Member and Chief Investment Officer of Yorkmont Capital Management, LLC	✓

AC = Audit Committee
CC = Compensation Committee
SAC = Strategic Advisory Committee
* = Committee Chair

PROXY STATEMENT

Questions and Answers

► WHY AM I RECEIVING THESE PROXY MATERIALS?

You are receiving these proxy materials because you owned shares of common stock of our company, Issuer Direct Corporation (the “Company”), at the close of business on April 15, 2021, and, therefore, are eligible to vote at the Company’s Annual Meeting of Stockholders to be held virtually on Friday, June 11, 2021, at 12:00 p.m. EDT (the “Annual Meeting”). Our Board of Directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting.

► ON WHAT MATTERS WILL I BE VOTING?

Stockholders of record at the close of business on April 15, 2021 will be entitled to vote on the following proposals:

1.
To elect six (6) directors nominated by our Board of Directors as set forth in the proxy statement;
2.
An advisory vote on executive compensation as disclosed in this proxy statement;
3.
An advisory vote on frequency of future advisory votes on executive compensation;
4.
To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2021;
5.
To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The Board does not know of any matters to be presented at our Annual Meeting other than those described in this Proxy Statement. However, if any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

►WHY IS THIS YEAR’S ANNUAL MEETING BEING HELD IN A VIRTUAL-ONLY FORMAT?

Our preference is to have held an in-person annual meeting of stockholders. However, due to the continuing public health concerns resulting from the COVID-19 pandemic, and the related protocols that federal, state, and local governments have implemented, our Board of Directors has determined to hold our annual meeting solely by means of remote communication via webcast. This is often referred to as a “virtual annual meeting.” The webcast will allow all stockholders to join the meeting, regardless of location. Our decision to hold the annual meeting in a virtual format relates only to the 2021 Annual Meeting at this time, however the Board of Directors may decide to continue this format or introduce it as an option for subsequent meetings of the stockholders.

►HOW CAN I PARTICIPATE IN THE ANNUAL MEETING?

You can join the annual meeting by accessing the meeting URL at https://agm.issuerdirect.com/isdr and entering in your stockholder information provided on your ballot or proxy information previously mailed to you.

Online access will be available prior to the meeting for you to obtain your information and to vote your shares should you not have done so previously. We encourage you to access the meeting webcast prior to the start time.

Rules for the virtual meeting will be no different than if it was in person, professional conduct is appreciated and all Q&A sessions will be conducted at the appropriate time during the meeting.

►HOW CAN I ASK QUESTIONS DURING THE ANNUAL MEETING?

You can submit questions in writing to the virtual meeting website during the annual meeting in the Q&A tab on the virtual platform. You must first join the meeting as described above in “How can I participate in the annual meeting?” No questions will be taken in any other manner the day of the meeting.

► WHO IS SOLICITING MY PROXY?

Our Board is soliciting your proxy to vote at our Annual Meeting. By completing and returning a proxy card, you are authorizing the proxy holder to vote your shares at our Annual Meeting as you have instructed.

► HOW MANY VOTES MAY I CAST?

Each holder of common stock is entitled to one vote, virtually or by proxy, for each share of our common stock held of record on the record date.

► HOW MANY VOTES CAN BE CAST BY ALL STOCKHOLDERS?

Our common stock is the only class of security entitled to vote at our Annual Meeting. As of the record date, we had 3,765,975 shares of common stock outstanding, each of which is entitled to one vote.

► HOW MANY SHARES MUSTS BE PRESENT TO HOLD THE MEETING?

Our bylaws provide that thirty-three and one-third (33.3%) of the total number of shares of common stock outstanding constitutes a quorum and must be virtually present or have voted prior to the Annual Meeting to conduct a meeting of our stockholders.

► WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

If your shares are registered directly in your name with our transfer agent, Direct Transfer LLC, you are considered, with respect to those shares, the “stockholder of record.” Proxy Materials have been directly sent to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” Proxy Materials have been forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by following their instructions which are included with this proxy, if applicable.

► CAN MY SHARES BE VOTED IF I DO NOT RETURN THE PROXY CARD AND DO NOT ATTEND THE MEETING IN PERSON?

If you hold shares in street name and you do not provide voting instructions to your broker, bank, or nominee, your shares will not be voted on any proposal for which your broker does not have discretionary authority to vote (a “broker non-vote”). Brokers generally have discretionary authority to vote shares held in street name on “routine” matters but not on “non-routine” matters. Proposals to ratify the appointment of the independent auditor are generally considered “routine” matters. Proposals to elect directors are “non-routine” matters.

If you do not vote the shares held in your name, your shares will not be voted. However, the Company may vote your shares if you have returned a blank or incomplete proxy card.

► HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

Our Board of Directors recommends that you vote FOR each of the director nominees set forth in this proxy statement, FOR the advisory vote on executive compensation disclosed in this proxy statement, “THREE YEARS” for an advisory vote on frequency of future advisory votes on executive compensation and FOR the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

► HOW DO I VOTE?

You may vote using any of the following methods:

Virtually at the Annual Meeting:

You may vote at the Annual Meeting either by virtually attending the meeting yourself or authorizing a representative to virtually attend the meeting on your behalf by providing them your virtual Annual Meeting code. If you are a street holder of shares, you must obtain a proxy from your broker, bank, or nominee naming you as the proxy holder and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Other ways to vote:

You may also vote by telephone or online as instructed in our proxy, or by returning a proxy card or voting instruction form sent to you in response to your request for printed proxy materials.

MAIL: Please mark, sign, date, and return this proxy card promptly using the enclosed envelope.

FAX: Complete the reverse portion of this proxy card and fax to (202) 521-3464.

INTERNET: https://www.iproxydirect.com/isdr

PHONE:866.752.VOTE (8683)

► ONCE I DELIVER MY PROXY, CAN I REVOKE OR CHANGE MY VOTE?

Yes. You may revoke or change your proxy at any time before it is voted by giving a written revocation notice to our corporate secretary, by delivering a new revised proxy no later than the end of the day prior to the Annual Meeting, or by voting virtually at the meeting.

► WHO PAYS FOR SOLICITING PROXIES?

We are paying for all costs of soliciting proxies. Our directors, officers, and employees may request the return of proxies by mail, telephone, internet, telefax, telegram, or personal interview. We are also requesting that banks, brokerage houses, and other nominees or fiduciaries forward the soliciting material to their principals and that they obtain authorization for the execution of proxies. We will reimburse them for their expenses.

► COULD OTHER MATTERS BE CONSIDERED AND VOTED UPON AT THE MEETING?

Our Board does not expect to bring any other matter before the Annual Meeting and is not aware of any other matter that may be considered at the meeting. However, if any other matter does properly come before the meeting, the proxy holders will vote the proxies as the Board may recommend.

► WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?

Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy at any time until it is voted.

► HOW CAN I CONTACT ISSUER DIRECT TO REQUEST MATERIALS

By mail addressed to: Issuer Direct Corporation, 1 Glenwood Ave, Suite 1001, Raleigh NC 27603 Attn: Chairman of the Board. By phone, call 919.481.4000 or 866.752.VOTE (8683), by fax, 202.521.3464, or by email at proxy@iproxydirect.com.

Delivery of Documents to Security Holders Sharing an Address

We will only deliver one set of materials to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of these materials and future stockholder communication documents to any stockholder at a shared address to which a single copy of these materials was delivered, or deliver a single copy of these materials and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above. Stockholders may also address future requests regarding delivery of proxy materials and/or annual reports by contacting us at the address noted above.

Proposal 1–Election of Directors

ELECTION OF THE SIX DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED

NOMINEES FOR DIRECTOR

At our Annual Meeting, stockholders will elect six directors, each to serve a term of one year or until his or her successor is elected and qualified. Our Board of Directors is currently comprised of four directors. In addition, we have two nominees, Marti Beller and Graeme P. Rein, who would be new members to our Board of Directors. Our Board of Directors is not divided into classes of directors, meaning all of our directors are voted on every year at our Annual Meeting of Stockholders.

Unless otherwise instructed on the proxy card, each of the persons named as proxies on the proxy card intends to vote the shares represented thereby in favor of the six nominees listed under “Certain Information Concerning Director Nominees” below.

All nominees have consented to being named in this Proxy Statement and to serve if elected. If, however, any nominee should become unable or unwilling to serve, the persons named as proxies on the proxy card will vote the shares represented by the proxy for another person duly nominated by our Board.

CERTAIN INFORMATION CONCERNING DIRECTOR NOMINEES

Certain information concerning the nominees for election as directors is set forth below. This information was furnished to us by the nominees. No family relationship exists between any of our directors or executive officers.

The six directors have been nominated for election to the Board of Directors at the Annual Meeting to be held on June 11, 2021.

The names of the nominees and certain information about them as of April 27, 2021 are set forth below:

Nominee	Age	Position	Director Since
William H. Everett	70	Director, Chairman of the Board, Member of Audit Committee, Compensation Committee & Strategic Advisory Committee	2013
J. Patrick Galleher	48	Director, Chairman of Compensation Committee and Strategic Advisory Committee	2014
Michael Nowlan	62	Director, Chairman of Audit Committee	2017
Brian R. Balbirnie	49	Director, President and Chief Executive Officer	2007
Marti Beller	54	New Director Nominee
Graeme P. Rein	41	New Director Nominee

William H. Everett
Age 70 Director Since 2013 ● Chairman of the Board ● Member of the Audit Committee ● Member of the Strategic Advisory Committee
Professional Background and Qualifications Mr. Everett joined the Board of Directors of Issuer Direct Corporation on October 2, 2013. Mr. Everett has had more than thirty years of management experience and currently serves as a director of Hakisa SAS in Strasbourg France. In addition, Mr. Everett served on the Board of NeoNova Network Services until it was acquired in July 2013. In April 2010, Mr. Everett retired as Executive Vice President and CFO of Tekelec, a publicly traded telecom equipment supplier. Since that time, he has served as a corporate director and provided consulting services to public company and private equity clients. From 2011 through 2015, he served as an Executive in Residence and a member of the Board of Advisors at the Poole College of Management at NC State University. He has significant experience as both a Chief Financial Officer and a general manager working with a variety of multi-national technology companies over his career, including Epsilon Data Management, Chemfab Inc., Eastman Software and Steleus SAS. He was the Co-founder and President of Maps a la Carte, an internet mapping and spatial data company, which was acquired by Demand Media Inc. Mr. Everett received his BA in Political Science from Middlebury College and his MBA from the University of New Hampshire. He also practiced as Certified Public Accountant with Price Waterhouse for seven years before joining Epsilon Data Management.

J. Patrick Galleher
Age 48 Director Since 2014 ● Chairman of the Compensation Committee ● Chairman of the Strategic Advisory Committee
Professional Background and Qualifications Mr. Galleher joined the Board of Directors of Issuer Direct Corporation on March 11, 2014. Mr. Galleher is a Managing Partner for Boxwood Partners, a merchant bank in Richmond, Virginia, where he leads transactions for Boxwood’s M&A advisory services and private equity group. In this capacity, he has led sell-side, buyout and capital raising transactions. Prior to joining Boxwood, Mr. Galleher was CEO of WILink plc (WLK: LSE), a global financial communications business with operations in the U.S., Canada, U.K., Continental Europe, and Sweden. In 2006, as CEO, he successfully led the company through a public-to-private transaction and sale to SVIP, a NYC-based private equity group. Mr. Galleher holds a B.S. in Business Administration from the University of Richmond and a degree from the London Business School as well as attending the Centre for Creative Leadership in Belgium. He is a board member and founder of the Virginia Chapter of Young President’s Organization (YPO) and the Midlothian Athletic Club. He formerly served as chairman of the board for sweetFrog and Shockoe Commerce Group, both of which are private companies.

Michael Nowlan
Age 62 Director Since 2017 ● Chairman of the Audit Committee
Professional Background and Qualifications Mr. Nowlan joined the Board of Directors of Issuer Direct Corporation on September 28, 2017. Mr. Nowlan currently provides executive consulting services to private companies. Mr. Nowlan was Chief Executive Officer of Primus Telecommunications Canada Inc. (and its related US operating companies Primus Telecommunications Inc. and Lingo Inc.) from late 2013 to 2016. Primus was a private company whose principal business was re-selling of residential and commercial telecommunications services within Canada and the United States. Mr. Nowlan supervised the sale of the Primus assets after it filed for CCAA creditor protection in Canada and related recognition under Chapter 15 of the US Bankruptcy Code in January 2016 as a result of liquidity challenges due to competitive margin pressures and over-leverage. Mr. Nowlan led Marketwired, a leading newswire service, from 2001 to 2013 as President and Chief Executive Officer. Under his leadership, Marketwired executed several successful strategic acquisitions. He transitioned the business to a SaaS business model and set the strategy for the company to embrace the emerging technology trends in the communication industry. Prior to joining Marketwired in 1999 as its Chief Financial Officer, Mr. Nowlan had wide financial management experience including starting his career in 1982 at PricewaterhouseCoopers where he remained until 1988. Mr. Nowlan is a member of the Institute of Corporate Directors with the ICD.D Certification and a CPA-CA since 1984. Mr. Nowlan has a Bachelor of Commerce degree from Queen’s University.

Brian R. Balbirnie
Age 49 Director Since 2007 ● President and Chief Executive Officer
Professional Background and Qualifications Mr. Balbirnie is a member of the Board and our President and Chief Executive Officer. Mr. Balbirnie established Issuer Direct in 2006 with a vision of creating a technology driven back-office compliance platform that would reduce costs as well as increase the efficiencies of the most complex tasks, today the company calls it Platform id. Mr. Balbirnie is responsible for the strategic leadership of the company and oversees day-to-day operations. Under Mr. Balbirnie’s direction, the Company has grown and in 2020 worked with over 6,000 customers. Mr. Balbirnie is an entrepreneur with more than 20 years of experience in emerging industries. Prior to Issuer Direct, Mr. Balbirnie was the founder and managing partner of Catapult Company, a compliance and consulting practice focused on the Sarbanes Oxley Act. During 2002 and 2003, Mr. Balbirnie also served as the Vice President and Chief Financial Officer of Mobile Reach International, Inc., a publicly traded company, and as the President and Chief Technology Officer of IVUE Corporation, a private company. Prior to and with Catapult, Mr. Balbirnie also advised several companies on their public market strategies, merger & acquisitions as well as their financial reporting requirements.

Marti Beller
Age 54 ● New Director Nominee
Professional Background and Qualifications Ms. Beller is an international loyalty & digital marketing executive with twenty-five years’ of experience helping Fortune 500 companies grow enterprise value by driving customer engagement and brand loyalty. Since January 2019, she has been President of Kobie Marketing, Inc., an industry leader in customer loyalty strategy, platform development and management, and analytics, serving companies across the travel, retail and financial services vertical markets. From June 2015 to April 2018, Ms. Beller was Group Head of Loyalty Products & Platforms at Mastercard Worldwide. At Mastercard, she was accountable for leading five globally distributed product lines with varying go-to-market strategies based on regional market dynamics. She also managed the integration of two significant acquisitions while at Mastercard. In January 2011, Ms. Beller founded, PlanG, a technology startup designed to drive customer loyalty by rewarding customers with philanthropic donations to charities in the United States. She served as the company’s CEO until it was sold in July 2015. From 1994 to 2010, Ms. Beller worked for cxLoyalty, a company which focuses on delivering travel and loyalty services where she served in a number of capacities of increasing responsibility, including President for ten years prior to her departure. Ms. Beller has a B.S. from Virginia Tech.

Graeme P. Rein
Age 41 ● New Director Nominee
Professional Background and Qualifications Mr. Rein is the Managing Member and Chief Investment Officer of Yorkmont Capital Management, LLC, an Austin, Texas based registered investment advisor which he founded in 2012. Prior to Yorkmont Capital, Mr. Rein worked as a research analyst at Bares Capital Management, Inc. from 2006 to 2012 and as an audit professional at Deloitte & Touche, LLP from 2004 to 2006. Mr. Rein graduated from Princeton University with a Bachelor of Arts in Economics and from the McCombs School of Business at the University of Texas with a Masters in Professional Accounting. He holds the Chartered Financial Analyst (CFA) designation and is also a Certified Public Accountant (CPA) in the state of Texas. Mr. Rein has served as a member of the Board of Directors of Where Food Comes From, Inc. (NASDAQ: WFCF) since May 2016. Mr. Rein would bring to the Board more than 15 years of business-related experience, with expertise in finance, accounting, and investments.

BOARD AND COMMITTEE MEMBERSHIP

The table below provides committee membership of each Board member as of April 27, 2021.

Board Member	Audit Committee	Compensation Committee	Strategic Advisory Committee	Technology Oversight Committee
Independent Directors
William H. Everett *	X	X	X
J. Patrick Galleher *		C	C
Michael Nowlan *	C
Internal Director
Brian R Balbirnie

C= Committee Chairman X = Committee Member * = Independent

The Board of Directors recommends a vote "FOR" the election of six (6) directors, until the next Annual Meeting or until their successors are duly elected and qualified.

Corporate Governance

Our Directors will serve until our next Annual Meeting of stockholders or until their resignation or removal.

Our directors are elected at the Annual Meeting of stockholders, with vacancies filled by the Board of Directors, and serve until their successors are elected and qualified, or their earlier resignation or removal. Officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors or until their earlier resignation or removal.  Under the General Corporation Law of the State of Delaware, any action which is required to or may be taken at any annual or special meeting of stockholders may also be taken without a meeting or prior notice by written consent of the holders of the outstanding stock that would be necessary to authorize or take such action at a meeting.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 145 of the General Corporation Law of the State of Delaware provides, in general, that a corporation incorporated under the laws of the State of Delaware, as we are, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than a derivative action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. In the case of a derivative action, a Delaware corporation may indemnify any such person against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification will be made in respect of any claim, issue or matter as to which such person will have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or any other court in which such action was brought determines such person is fairly and reasonably entitled to indemnity for such expenses.

Our certificate of incorporation and bylaws provide that we will indemnify our directors, officers, employees and agents to the extent and in the manner permitted by the provisions of the General Corporation Law of the State of Delaware, as amended from time to time, subject to any permissible expansion or limitation of such indemnification, as may be set forth in any stockholders’ or directors’ resolution or by contract. Any repeal or modification of these provisions approved by our stockholders will be prospective only and will not adversely affect any limitation on the liability of any of our directors or officers existing as of the time of such repeal or modification.

We are also permitted to apply for insurance on behalf of any director, officer, employee or other agent for liability arising out of his actions, whether or not the General Corporation Law of the State of Delaware would permit indemnification.

DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE

We have directors’ and officers’ liability insurance insuring our directors and officers against liability for acts or omissions in their capacities as directors or officers.

CODE OF ETHICS

We have adopted a code of ethics that applies to our officers, directors and employees, including our principal executive officer and principal accounting officer, which is posted on our website at www.issuerdirect.com.

DIRECTOR INDEPENDENCE

The Board has determined that Messrs. Everett, Galleher and Nowlan, our current Board members, satisfy the requirement for independence set out in Section 303A.02 of the NYSE American rules and Section 10A(m) of the Exchange Act (the “Exchange Act”) (collectively, the “Independence Rules”). In addition, the Board has determined that Ms. Beller and Mr. Rein, new nominees to our Board, also satisfy the Independence Rules. None of the directors described in the preceding sentences has a material relationship with us (other than being a director and/or as a stockholder). In making its independence determinations, the Board of Directors sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his immediate family or affiliates and our company and our affiliates and did not rely on categorical standards other than those contained in the NYSE American rule referenced above.

BOARD COMMITTEES

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Strategic Advisory Committee, each of which has the composition and responsibilities described below.

Audit Committee
Members: ● Michael Nowlan (Chairman) ● William H. Everett Meetings in 2020: 4
Our Audit Committee was implemented on October 23, 2013 and is currently comprised of Messrs. Everett and Nowlan, each of whom our Board has determined to be financially literate and qualify as an independent director under the Independence Rules. Mr. Nowlan is the chairman of our Audit Committee.

Both Messrs. Nowlan and Everett qualify as a financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K.

Responsibilities

The Audit Committee’s duties are to recommend to our Board of Directors the engagement of independent auditors to audit our financial statements and to review our accounting and reporting principles. The Audit Committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the independent public accountants, including their recommendations to improve the system of accounting and internal controls. During the year ended December 31, 2020, our Audit Committee held four meetings.

Compensation Committee
Members: ● J. Patrick Galleher (Chairman) ● William H. Everett Meetings in 2020: 4
Our Compensation Committee was implemented on October 23, 2013 and is currently comprised of Messrs. Everett and Galleher, each of whom our Board has determined to qualify as an independent director under the Independence Rules. Mr. Galleher is the chairman of our Compensation Committee.

Responsibilities

The Compensation Committee reviews and approves our salary and benefits policies, including compensation of executive officers and directors. The Compensation Committee also administers our stock compensation plans and recommends and approves grants of stock compensation under such plans. During the year ended December 31, 2020, our Compensation Committee held four meetings.

Strategic Advisory Committee
Members: ● J. Patrick Galleher (Chairman) ● William H. Everett Meetings in 2020: None
Our Strategic Advisory Committee was implemented on January 25, 2016 and is currently comprised of Messrs. Everett and Galleher. Mr. Galleher is the chairman of our Strategic Advisory Committee.

The Board intends to dissolve the Strategic Advisory Committee during 2021 and instead have the entire Board assume the Strategic Advisory Committee responsibilities described below.

Responsibilities

The Strategic Advisory Committee assists our Board of Directors and management in evaluating areas such as joint ventures, partnerships, strategic acquisitions and mergers and acquisitions. During the year ended December 31, 2020, our Strategic Advisory Committee did not hold any meetings outside of our full Board meetings.

MEETINGS AND ATTENDANCE

During the year ended December 31, 2020, the Board of Directors held seven meetings and the respective committees held eight total meetings, and each director attended all of (i) Board meetings held during the period for which he was a director and (ii) committee meetings held during the period for which he was a committee member. We do not have a policy requiring director attendance at stockholder meetings, but members of our Board of Directors are encouraged to attend.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

A stockholder who wishes to communicate with our Board of Directors, any committee of our Board of Directors, the non-management directors or any particular director, may do so by writing to such director or directors in care of the Corporate Secretary, c/o Issuer Direct Corporation, 1 Glenwood Avenue, Suite 1001, Raleigh, NC 27603. Our secretary will forward such communication to the full Board of Directors, to the appropriate committee or to any individual director or directors to whom the communication is addressed, unless the communication is unrelated to the duties and responsibilities of our Board of Directors (such as spam, junk mail and mass mailings, ordinary course disputes over fees or services, personal employee complaints, business inquiries, new product or service suggestions, resumes and other forms of job inquiries, surveys, business solicitations or advertisements) or is unduly hostile, threatening, illegal, or harassing, in which case our secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

NON-EMPLOYEE DIRECTOR COMPENSATION ARRANGEMENT

Effective as of March 2, 2021, our Board, upon the recommendation of our Compensation Committee, determined to compensate our non-employee directors as set forth below.

Annual Equity Grant. On the date of each annual meeting of stockholders, each non-employee director who is serving on our Board on the date of such annual meeting or who is elected by the stockholders at such annual meeting will be automatically receive a grant of restricted stock units (“RSUs”) equal to $67,000 divided by the closing price of our common stock as reported by NYSE American on the date of such annual meeting. The amount of $67,000 was determined by the Board based on a survey of the value and type of equity grants to members of board of directors of similarly sized publicly traded companies. The RSUs will fully vest on the earlier of (i) the date of the following year’s annual meeting of stockholders (but only for a non-employee director who ceases to be a member of our Board at such annual meeting as a result of not standing for re-election or not being re-elected), (ii) the date that is one year following the date of grant, or (iii) immediately prior to the consummation of a change of control event. Each of the nominees for the Board contained in this Proxy Statement would be entitled to this equity grant if elected by the stockholders.

Initial Equity Grant. Each non-employee director appointed to our Board and not by a vote of the stockholders at an annual meeting is automatically granted an initial grant of RSUs equal to $67,000 divided by the closing price of our common stock as reported by NYSE American on the date of his or her appointment to our Board (with such amount pro-rated based on the number of days between the date of such director’s appointment and the date of our first annual meeting of stockholders following the date of grant (or to the extent that we have not determined the date of the next annual meeting of stockholders on or before the date of grant, June 15 following the date of grant)). The amount of $67,000 was determined by the Board based on a survey of the value and type of equity grants to members of board of directors of similarly sized publicly trading companies. The RSU’s will fully vest on the date of our first annual meeting of stockholders following the date of grant or immediately prior to the consummation of a change of control event. If an individual is appointed as a non-employee director at an annual meeting of stockholders, he or she will be granted an annual equity grant, as described above, in lieu of the initial equity grant. None of the nominees for the Board contained in this Proxy Statement would be entitled to this initial equity grant.

Monthly Cash Payment. During 2021, each non-employee director will receive a monthly cash retainer of $3,000 for service on our Board and our Chairman of our Board will receive an additional monthly cash retainer of $1,500. The cash retainers were determined by the Board based on a survey of cash retainers paid to members of board of directors of similarly sized publicly traded companies.

2020 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

The following table shows amounts earned by each non-employee director in fiscal 2020:

Director	Fees Earned or Paid in Cash	Stock Awards	Warrant Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation	Total

William H. Everett	$54,000(1)	$64,020(2)	-	-	-	-	$118,020
J. Patrick Galleher	$36,000	$64,020(2)	-	-	-	-	$100,020
Michael Nowlan	$36,000	$64,020(2)	-	-	-	-	$100,020
_____________________

(1)
In addition to the $3,000 per month paid to all members of the Board, this amount includes an additional $1,500 per month for Mr. Everett’s service as the Chairman of our Board.

(2)
The amounts shown in this column represent the grant date fair value of the awards determined in accordance with ASC 718. RSUs are valued based on the closing price of Issuer Direct’s ordinary shares on the date of grant, which was $10.67. On June 17, 2020, each non-employee director was granted 6,000 restricted stock units with a vesting date of June 17, 2021.

Security Ownership of Beneficial Owners and Management

The following table sets forth certain information as of April 27, 2021, regarding the beneficial ownership of our common stock by (i) each person or entity who, to our knowledge, beneficially owns more than 5% of our common stock; (ii) each executive officer and named officer; (iii) each director; and (iv) all of our officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each of the stockholders named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned. Except as otherwise indicated, the address of each of the stockholders listed below is: c/o Issuer Direct Corporation, 1 Glenwood Ave, Suite 1001, Raleigh NC 27603.

Name of Beneficial Owner	Number of Shares Owned (1)	Percentage Owned (1)

Brian R. Balbirnie(2)(3)	612,829(4)	16.27%
Steven Knerr(2)	39,000(5)	1.03%
William H. Everett(3)	35,786(6)	0.95%
J. Patrick Galleher(3)	47,761(6)	1.27%
Michael Nowlan(3)	32,000(7)	0.84%
All officers, directors, and management as a group (7 persons)	767,376	20.11%

Other Beneficial Owners
Forager Capital Management, LLC	261,915	6.95%
Yorkmont Capital Partners, LP(8)	235,000	6.20%
Vanguard Group, Inc.	191,091	5.07%
Richard H. Witmer	190,454	5.06%
____________________

(1)
Applicable percentage of ownership is based on a total of 3,815,475 shares of common stock, which consist of 3,765,975 shares of common stock outstanding on April 27, 2021, plus shares that are beneficially owned as of that date. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and means voting or investment power with respect to securities. Shares of our common stock issuable upon restricted stock units and the exercise of stock options exercisable currently or within 60 days of April 27, 2021 are deemed outstanding and to be beneficially owned by the person holding such option for purposes of computing such person’s percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Officer.

(3)
Director.

(4)
Includes options issued to spouse to purchase 500 shares of common stock that are currently exercisable or exercisable within 60 days of April 27, 2021.

(5)
Includes options to purchase 15,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 27, 2021.

(6)
Includes 6,000 restricted stock units which vest on June 11, 2021.

(7)
Includes 6,000 restricted stock units which vest on June 11, 2021 and options to purchase 16,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 27, 2021.

(8)
Includes (i) 185.000 shares of common stock held by Yorkmont Capital Partners, LP and (ii) 50,000 shares of common stock held by Graeme P. Rein individually.  Mr. Rein, who is one of the new Board nominees at our 2021 Annual Meeting, is the Managing Member of Yorkmont Capital Management, LLC, which is the general partner of Yorkmont Capital Partners, LP. Mr. Rein and Yorkmont Capital Management, LLC are indirect beneficial owners of the reported securities.

Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

We formed a Compensation Committee on October 23, 2013. Prior to that date, all compensation decisions for our named executive officers were made by our Board of Directors.

The Compensation Committee of our Board of Directors will review at least annually and determine (or recommend to the Board of Directors as the case may be) the executive compensation for Mr. Balbirnie and any other named executive officers, including approving any grants of stock options or other equity incentive awards in accordance with the philosophy and components described in this Proxy Statement. To date, neither the Board of Directors nor the Compensation Committee has retained the services of a compensation consultant. The Compensation Committee does not intend to retain such services for 2021 but may decide to do so in the future.

SUMMARY COMPENSATIONTABLE

The following table shows amounts earned by each officer in the years ended December 31, 2020 and 2019:

Name and	Year	Salary	Bonus	Stock Awards	Option Awards	Non-equity incentive plan compensation	Change in Pension Value and Nonqualified deferred compensation earnings	All Other Compensation	Total
Principal Position		($)	($)	($)	($)	($)	($)	($)	($)

Brian R. Balbirnie	2020	200,000	—	—	—	—	—	—	200,000
(Chief Executive Officer)	2019	200,000	—	—	—	—	—	—	200,000
Steven Knerr	2020	165,000	—	—	—	—	—	—	165,000
(Chief Financial Officer)	2019	165,000	—	66,050	—	—	—	—	231,050

We currently have employment agreements with Brian Balbirnie and Steven Knerr. The terms are summarized below:

BRIAN R. BALBIRNIE EMPLOYMENT AGREEMENT

On April 30, 2014, Issuer Direct Corporation (the “Company”) entered into an Executive Employment Agreement (the “Balbirnie Agreement”) with Brian R. Balbirnie to serve as the Company’s President and Chief Executive Officer. Mr. Balbirnie had served as the Company’s most senior executive officer since 2006 without a formal employment agreement. The Balbirnie Agreement will continue until terminated pursuant to its terms as described below.

On May 1, 2017, the Company and Mr. Balbirnie agreed to amend the Balbirnie Agreement as follows: (i) to increase Mr. Balbirnie’s annual base salary from $185,000 to $200,000 and (ii) to decrease Mr. Balbirnie’s eligibility to receive an annual cash bonus from 45% to 40% of his annual base salary upon the achievement of reasonable target objectives and performance goals. However, for fiscal years 2020 and 2021, our Board has decided to increase Mr. Balbirnie’s target bonus potential to the previous 45% level subject to the specific bonus percentages further described below in the 2020 Bonus Plan section for Mr. Balbirnie. Additionally, on March 19, 2021, our Compensation Committee agreed to increase Mr. Balbirnie’s annual salary from $200,000 to $210,000 effective as of March 1, 2021 in recognition of the Company’s 2020 financial performance. Also, for the year ended December 31, 2020, Mr. Balbirnie earned a cash bonus of $100,000, which was paid on March 12, 2021. The revised base salary will be reviewed annually by the Company’s Board of Directors for increase as part of its annual compensation review. The cash bonus goals will continue to be determined by the Board in consultation with Mr. Balbirnie on or before the end of the first quarter of the fiscal year to which the bonus relates. In addition, Mr. Balbirnie is eligible to receive such additional bonus or incentive compensation as the Board may establish from time to time in its sole discretion.

Pursuant to the Balbirnie Agreement, if Mr. Balbirnie’s employment is terminated upon his disability, by Mr. Balbirnie for good reason (as such term is defined in Balbirnie Agreement), or by us without cause (as such term is defined in Balbirnie Agreement), Mr. Balbirnie will be entitled to receive, in addition to other unpaid amounts owed to him (e.g., for base salary, accrued personal time and business expenses): (i) to the then base salary for a period of twelve months (in accordance with the Company’s general payroll policy) commencing on the first payroll period following the fifteenth day after termination of employment and (ii) substantially similar coverage under the Company’s then-current medical, health and vision insurance coverage for a period of twelve months. Additionally, if Mr. Balbirnie’s employment is terminated for disability, the vesting of any option grants will continue to vest pursuant to the schedule and terms previously established during the twelve-month severance period. Subsequent to the twelve-month severance period the vesting of any option grants will immediately cease. If Mr. Balbirnie’s employment is terminated without cause, vesting of any option grants will immediately cease upon termination except as described below relating to a Corporate Transaction.

If the Company terminates Mr. Balbirnie’s employment for cause or employment terminates as a result of Mr. Balbirnie’s resignation or death, Mr. Balbirnie will only be entitled to unpaid amounts owed to him and the vesting of any option grants will immediately cease.

Mr. Balbirnie has no specific right to terminate the employment agreement or right to any severance payments or other benefits solely as a result of a Corporate Transaction (as defined in the Company’s 2014 Equity Incentive Plan). However, if within twelve months following a corporate transaction, Mr. Balbirnie terminates his employment for good reason or the Company terminates his employment without cause, the severance period discussed above will be increased from twelve to eighteen months and any then unvested options held by Mr. Balbirnie will immediately vest and become exercisable for a period equal to the earlier of (i) six months from termination or (ii) the expiration of such option grant pursuant to its original terms.

The Balbirnie Agreement also contains certain non-competition, no solicitation, confidentiality, and assignment of inventions requirements for Mr. Balbirnie.

STEVEN KNERR EMPLOYMENT AGREEMENT

On November 19, 2015, the Company entered into an Executive Employment Agreement (the “Knerr Agreement”) with Steven Knerr to serve as the Company’s Chief Financial Officer. Mr. Knerr had served as the Company’s Controller since August 22, 2013 and as its interim Chief Financial Officer and interim Principal Financial Officer since May 8, 2015. The Knerr Agreement will continue until terminated pursuant to its terms as described below.

On May 1, 2017, the Company and Mr. Knerr agreed to amend the Knerr Agreement as follows: (i) to increase Mr. Knerr’s annual base salary from $151,000 to $165,000 and (ii) to decrease Mr. Knerr’s eligibility to receive an annual cash bonus from 35% to 30% of his annual base salary upon the achievement of reasonable target objectives and performance goals. However, for fiscal years 2020 and 2021, our Board has decided to increase Mr. Knerr’s target bonus potential to the previous 35% level subject to the specific bonus percentages further described below in the 2020 Bonus Plan section for Mr. Knerr. Additionally, on March 19, 2021, our Compensation Committee increased Mr. Knerr’s annual salary from $165,000 to $170,000 effective as of March 1, 2021 in recognition of the Company’s 2020 financial performance. Also, for the year ended December 31, 2020, Mr. Knerr earned a cash bonus of $64,167, which was paid on March 12, 2021. The revised base salary will be reviewed annually by the Company’s Board of Directors for increase as part of its annual compensation review. The cash bonus goals will continue to be determined by the Board in consultation with Mr. Knerr on or before the end of the first quarter of the fiscal year to which the bonus relates. In addition, Mr. Knerr is eligible to receive such additional bonus or incentive compensation as the Board may establish from time to time in its sole discretion.

Pursuant to the Knerr Agreement, if Mr. Knerr’s employment is terminated upon his disability, by Mr. Knerr for good reason (as such term is defined in Knerr Agreement), or by us without cause (as such term is defined in Knerr Agreement), Mr. Knerr will be entitled to receive, in addition to other unpaid amounts owed to him (e.g., for base salary, accrued personal time and business expenses): (i) to the then base salary for a period of six months (in accordance with the Company’s general payroll policy) commencing on the first payroll period following the fifteenth day after termination of employment and (ii) substantially similar coverage under the Company’s then-current medical, health and vision insurance coverage for a period of six months. Additionally, if Mr. Knerr’s employment is terminated for disability, the vesting of any option grants will continue to vest pursuant to the schedule and terms previously established during the six-month severance period. Subsequent to the six-month severance period the vesting of any option grants will immediately cease. If Mr. Knerr’s employment is terminated without cause, vesting of any option grants will immediately cease upon termination except as described below relating to a Corporate Transaction.

If the Company terminates Mr. Knerr’s employment for cause or employment terminates as a result of Mr. Knerr’s resignation or death, Mr. Knerr will only be entitled to unpaid amounts owed to him and the vesting of any option grants will immediately cease.

Mr. Knerr has no specific right to terminate the employment agreement or right to any severance payments or other benefits solely as a result of a Corporate Transaction (as defined in the Company’s 2014 Equity Incentive Plan).

The Knerr Agreement also contains certain non-competition, no solicitation, confidentiality, and assignment of inventions requirements for Mr. Knerr.

PHILOSOPHY OF COMPENSATION

The goals of our compensation policy are to ensure that executive compensation rewards management for helping us achieve our financial goals (increased sales, profitability, etc.), meet our product development milestones and align management’s overall goals and objectives with those of our stockholders. To achieve these goals, our Compensation Committee and Board of Directors aim to achieve the following:

►	provide competitive compensation packages that enable us to attract and retain superior management personnel;

►	relate compensation to the Company’s overall performance, the individual officer’s performance and our assessment of the officer’s future potential;

►	reward our officers fairly for their role in our achievements; and

►	align executive’s objectives with the objectives of stockholders, including through the grant of equity awards.

We have determined that in order to best meet these objectives, our executive compensation program should balance fixed and bonus compensation, as well as cash and equity compensation, as discussed below. Historically, there has been no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation for our executive officers.

COMPONENTS OF COMPENSATION

The four principal components of our compensation program for our named executive officers are base salary, personal benefits (such as health and dental insurance), cash bonuses and or equity based grants. As noted below, cash bonuses and equity grants are not necessarily earned or granted every year.

Base Salary. The primary component of compensation for our named executive officers is base salary. Base salary levels for our named executive officers have historically been determined based upon an evaluation of a number of factors, including the individual officer’s level of responsibility and our overall performance. The Compensation Committee intends to review each named executive officer’s base salary on an annual basis and adjust such salaries as deemed appropriate.

Cash Bonus.  For the year ended December 31, 2020, Mr. Balbirnie and Mr. Knerr earned cash bonuses of $100,000 and $64,167, respectively, based on the specific bonus percentages further described below in the 2020 Bonus Plan sections for Messrs. Balbirnie and Knerr. Both bonuses were paid on March 12, 2021.

We intend to consider the amount of cash bonus that each of our named executive officers should be entitled to receive in connection with our annual compensation review, taking into account each executive’s total compensation package, and any more formal data we obtain regarding the compensation levels of similarly situated executives. We will also consider in connection with such review whether to designate certain financial or operational metrics or other objective or subjective criteria in determining the final amounts of such awards.

Equity Based Grants. An additional principal component of our compensation policy for named executive officers consists of grants of stock options and other equity awards. Prior to 2015, all equity incentive awards were made either (i) in accordance with negotiated terms at levels deemed necessary to attract or retain the executive at the time of such negotiations and determined taking into account the recipient’s overall compensation package and the goal of aligning such executive’s interest with that of our stockholders, or (ii) at the discretion of the Board of Directors without reference to any formal targets or objectives, when deemed appropriate in connection with extraordinary efforts or results or necessary in order to retain the executive in light of the executive’s overall compensation package.

On April 1, 2015, the Compensation Committee granted Mr. Knerr 10,000 restricted stock units, half of which vested on April 1, 2016 and the other half on April 1, 2017. Additionally, the Compensation Committee granted Mr. Knerr an incentive stock option to purchase 10,000 shares of our common stock, as further described above under the heading "Steven Knerr Employment Agreement." On February 28, 2019, Mr. Knerr was also granted 5,000 restricted stock units which vested on February 28, 2020.

Other than the grants to Mr. Knerr, the Compensation Committee has not made any equity awards to the named executive officers since its inception in October 2013 but may do so in 2021. Our Compensation Committee and our Board of Directors intends to consider during our annual compensation review whether to grant equity incentive awards to our named executive officers, and the terms of any such awards, including whether to set any performance targets or other objective or subjective criteria related to the final grant or vesting of such awards. The Compensation Committee will also retain the flexibility to make additional grants throughout the year if deemed necessary or appropriate in order to retain our named executive officers or reward extraordinary efforts or achievements.

Neither the Compensation Committee nor the Board of Directors has approved any additional equity based grants for our named executive officer during the fiscal year 2020.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Compensation of Chief Executive Officer. During the twelve months ended December 31, 2020, Mr. Balbirnie’s total compensation was $200,000. Mr. Balbirnie’s total compensation was comprised of salary payments from January 1, 2020 through December 31, 2020 of $200,000.

2020 Bonus Plan. On January 20, 2020, our Board, based on recommendations from our Compensation Committee, implemented a 2020 cash bonus plan for Mr. Balbirnie based on the following criteria:

►	Cash bonus target was 45% of annualized base salary of $200,000.

►	Cash bonus plan was based upon the achievement of target financial numbers during the fiscal year 2020.

►
Bonus targets for solely the target financial numbers would have been scaled as follows: (i) below 90% of target results in no bonus paid; (ii) 90% of target results in 50% of bonuses paid; (iii) 100% of target results in 100% of bonuses paid; (iv) 120% and greater of target results in 120% of bonuses paid. The payout is a maximum of 120% of target bonus.

Based on these criteria and as noted above, Mr. Balbirnie received a cash bonus for the year ended 2020 of $100,000, which was paid on March 12, 2021.

2021 Bonus Plan. March 2, 2021, the Board, based on the recommendation of our Compensation Committee, implemented a 2021 cash bonus plan for Mr. Balbirnie based on the following criteria:

►	Cash bonus target is 45% of annualized base salary of $210,000.

►	Cash bonus plan is based entirely upon the achievement of target financial numbers during the fiscal year 2021.

►
Bonus targets for solely the target financial numbers were scaled as follows: (i) below 90% of target results in no bonus paid; (ii) 90% of target results in 50% of bonuses paid; (iii) 100% of target results in 100% of bonuses paid; (iv) 120% and greater of target results in 120% of bonuses paid. The payout is a maximum of 120% of target bonus.

Compensation of Chief Financial Officer. For the twelve months ended December 31, 2020, Mr. Knerr’s total compensation was $165,000. Mr. Knerr’s total compensation was comprised of salary payments from January 1, 2020 through December 31, 2020 of $165,000.

2020 Bonus Plan. On January 20, 2020, our Board, based on recommendations from our Compensation Committee, implemented a 2020 cash bonus plan for Mr. Knerr based on the following criteria:

►	Cash bonus target was 35% of annualized base salary of $165,000.

►	Cash bonus plan was based the achievement of target financial numbers during the fiscal year 2020.

►
Bonus targets for solely the target financial numbers would be scaled as follows: (i) below 90% of target results in no bonus paid; (ii) 90% of target results in 50% of bonuses paid; (iii) 100% of target results in 100% of bonuses paid; (iv) 120% and greater of target results in 120% of bonuses paid. The payout is a maximum of 120% of target bonus.

Based on these criteria and as noted above, Mr. Knerr received a cash bonus for the year ended December 31, 2020 of $64,167, which was paid on March 12, 2021.

2021 Bonus Plan. On March 2, 2021, the Board, based on the recommendation of our Compensation Committee, implemented a 2021 cash bonus plan for Mr. Knerr based on the following criteria:

►	Cash bonus target is 35% of annualized base salary of $170,000.

►	Cash bonus plan is based entirely upon the achievement of target financial numbers during the fiscal year 2021.

►
Bonus targets for solely the target financial numbers will be scaled as follows: (i) below 90% of target results in no bonus paid; (ii) 90% of target results in 50% of bonuses paid; (iii) 100% of target results in 100% of bonuses paid; (iv) 120% and greater of target results in 120% of bonuses paid. The payout is a maximum of 120% of target bonus.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding equity awards that have been previously awarded to each of the named executive officers and which remained outstanding as of December 31, 2020.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares of Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)

Brian R. Balbirnie	—	—	—	—	—	—	—	—
Steven Knerr	5,000	—	6.80	11/19/2025	—	——	—	—
	10,000	—	7.76	9/27/2023	—	—	—	—

Issuer Direct Corporation 2014 Equity Incentive Plan

On March 31, 2014, our Board adopted the Issuer Direct Corporation 2014 Equity Incentive Plan (the “2014 Plan”), which provides for the grant of stock options, stock appreciation rights, restricted stock and restricted stock units to employees, directors and consultants, to be granted from time to time as determined by our Board or its designees. Our stockholders approved the 2014 Plan on May 23, 2014. The 2014 Plan was amended as of June 10, 2016 and June 17, 2020 to increase the number of shares of our common stock authorized under the plan. As of April 27, 2021, the number of shares available for issuance under the 2014 Plan is 236,583 as a result of certain employees leaving the Company and the shares becoming available for reissuance under the 2014 Plan. The 2014 Plan will expire by its terms on March 31, 2024. For description of the 2014 Plan, see “Proposal 2: Amendment to 2014 Equity Incentive Plan.”

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2020, with respect to our equity compensation plans under which our equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options(a)	Weighted- average exercise price of Outstanding options(b)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)

Equity compensation plan approved by security holders	60,230(1)	$11.89	236,483
Equity compensation plan not approved by security holders	-	$-	-
Total	60,230(1)	$11.89	236,483

(1) 10,313 of this number represents stock options outstanding which were granted under the Issuer Direct Corporation 2010 Equity Incentive Plan, which has terminated pursuant to its terms.

RISK CONSIDERATIONS IN OUR COMPENSATION PROGRAMS

Our Compensation Committee believes that risks arising from our policies and practices for compensating employees are not reasonably likely to have a material adverse effect on us and do not encourage risk taking that is reasonably likely to have a material adverse effect on us. Our Compensation Committee believes that the structure of our executive compensation program mitigates risks by avoiding any named executive officer placing undue emphasis on any particular performance metric at the expense of other aspects of our business.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the members of management of the Company and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

J. Patrick Galleher (Chairman)
William H. Everett

Proposal 2–Advisory Vote on Executive Compensation

Section 14A of the Exchange Act enables our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. The proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to express their views on the Company’s executive compensation. Because this is an advisory vote, this proposal is not binding upon the Company, our Board of Directors or the Compensation Committee; however, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address these concerns.

As described in detail under the heading “Compensation Discussion and Analysis,” the goals of our compensation program are to ensure that executive compensation rewards management for helping us achieve our financial goals (increased sales, profitability, etc.) and aligns management’s overall goals and objectives with those of our stockholders. To achieve these goals, our Compensation Committee and Board of Directors aim to:

●
provide a competitive compensation package that enables us to attract and retain superior management personnel;

●
relate compensation to our overall performance, the individual officer’s performance and our assessment of the officer’s future potential; and

●
reward our officers fairly for their role in our achievements.

We are asking our stockholders to indicate their support for our named executive officer compensation program as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“Resolved, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in the Company’s Proxy Statement for the Annual Meeting.”

VOTE REQUIRED

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required to approve the advisory vote on executive compensation. This is a non-binding advisory vote.

The Board of Directors recommends a vote "FOR" the advisory vote on executive compensation disclosed in the compensation discussion and analysis, the accompanying compensation tables, and the related narrative disclosure.

Proposal 3–Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation

Section 14A of the Exchange Act requires that our stockholders vote at least every six calendar years, on a non-binding, advisory basis, to determine the frequency of the advisory vote on our overall executive compensation programs with a choice for future votes to be held every one, two or three years. For the reasons described below, we recommend that our stockholders select a frequency of three years, or a triennial vote.

The structure and terms of our executive compensation program is designed to balance the Company’s financial resources while also supporting long-term value creation, and we believe a triennial vote will allow our stockholders to better judge our executive compensation program in relation to our long-term performance. As described in this Proxy Statement, one of the key objectives of the structure of our executive compensation is to attempt to ensure that management’s interests are aligned with our stockholders’ interests to support long-term value creation.

We believe that a triennial vote will provide us with the time to thoughtfully respond to stockholders’ sentiments and implement any necessary changes. We intend to review changes to our compensation arrangements in an effort to maintain the consistency and credibility of the program which is important in motivating and retaining our executive officers. We therefore believe that a triennial vote is an appropriate frequency to provide management and the Board of Directors sufficient time to consider stockholders’ input and to implement any appropriate changes to our executive compensation program.

With respect to the frequency of the say-on-pay vote, you may vote for: one year, two years or three years, or abstain. Although the advisory vote is non-binding, our Board of Directors will review the results of the vote and take them into account in making a determination concerning the frequency of future say-on-pay votes. Stockholders will have the opportunity to vote on the frequency of advisory votes on executive compensation every six years.

The Board of Directors recommends a vote for “THREE YEARS” when voting on the frequency of future advisory votes on executive compensation.

Proposal 4–Ratification of Auditors

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed the firm of Cherry Bekaert LLP, independent registered public accounting firm, to audit and report on our financial statements for the year ending December 31, 2021. We have engaged Cherry Bekaert LLP as our independent registered public accounting firm since June 2010. We expect that a representative of Cherry Bekaert LLP will be present at the Annual Meeting of Stockholders to answer questions of stockholders and will have the opportunity, if desired, to make a statement.

For the years ended December 31, 2020 and 2019, Cherry Bekaert LLP, billed us the fees set forth below, including expenses, in connection with services rendered by that firm to us.

	Year Ended December 31,
	2020	2019
Audit fees	$135,000	$128,100
Audit related fees	---	83,100
Tax fees	---	---
All other fees	---	---
Total fees	$135,000	$211,200

Audit Fees. Audit fees include fees billed for the annual audit of the Company’s financial statements and quarterly reviews for the fiscal years ended December 31, 2020 and 2019, and for services normally provided by Cherry Bekaert LLP in connection with routine statutory and regulatory filings or engagements.

Audit-Related Fees. Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the annual audit or reviews of the Company’s financial statements and are not reported under “Audit Fees.” During our fiscal year ended December 31, 2020, there were not such fees billed by Cherry Bekaert LLP. During our fiscal year ended December 31, 2019, Cherry Bekaert LLP billed the Company $83,100 for audit-related services related to certain assets acquired by us during 2019.

Tax Fees. Tax fees include fees for professional services for tax compliance, tax advice and tax planning for the tax years ended December 31, 2020 and 2019. During our fiscal years ended December 31, 2020 and 2019, no such fees were billed by Cherry Bekaert LLP.

All Other Fees. All other fees include fees for products and services other than those described above. During our fiscal years ended December 31, 2020 and 2019, no such fees were billed by Cherry Bekaert LLP.

The Audit Committee of the Board of Directors has considered whether the provision of services described above under "Audit-related fees" and "Other fees" is compatible with maintaining the independence of Cherry Bekaert LLP and has concluded that it is compatible.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered accounting firm retained to audit our financial statements. The Audit Committee has appointed Cherry Bekaert LLP as our independent external auditor for the year ending December 31, 2021. Cherry Bekaert LLP has served as our independent registered accounting firm continuously since June 2010. The Audit Committee is responsible for the audit fee negotiations associated with the retention of Cherry Bekaert LLP. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered accounting firm. The members of the Audit Committee and the Board believe that the continued retention of Cherry Bekaert LLP to serve as our independent external auditor is in the best interests of the Company and its stockholders.

Stockholder ratification of the selection of Cherry Bekaert LLP as our independent registered public accounting firm is not required but is being presented as a matter of good corporate practice. Notwithstanding stockholder ratification of the appointment of the independent registered public accounting firm, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm if the Audit Committee believes that such a change would be in our best interests and the best interests of our stockholders. The Audit Committee has not determined what action it would take if the stockholders do not ratify the appointment, but may reconsider the appointment.

AUDIT COMMITTEE PRE-APPROVAL POLICY

The Audit Committee's policy is that all audit and non-audit services provided by its independent registered public accounting firm shall either be approved before the independent registered public accounting firm is engaged for the particular services or shall be rendered pursuant to pre-approval procedures established by the Audit Committee. These services may include audit services and permissible audit-related services, tax services and other services. Pre-approval spending limits for audit services are established on an annual basis, detailed as to the particular service or category of services to be performed and implemented by our financial officers. Any audit or non-audit service fees that may be incurred by us during a quarter that fall outside the limits pre-approved by the Audit Committee for a particular service or category of services must be reviewed and approved by the Chairperson of the Audit Committee prior to the performance of services. On an annual basis, the Audit Committee reviews and itemizes all fees paid to its independent registered public accounting firm in the prior quarter (including fees approved by the Chairperson of the Audit Committee between regularly scheduled meetings and fees approved by our financial officers pursuant to the pre-approval policies described above) and further reviews and itemizes all fees expected to be paid in the upcoming quarter. The Audit Committee may revise its pre-approval spending limits and policies at any time. None of the fees paid to the independent registered public accounting firm were approved by the Audit Committee after the services were rendered pursuant to the "de minimis" exception established by the SEC for the provision of non-audit services.

The Board of Directors recommends a vote "FOR" the ratification of the appointment of Cherry Bekaert LLP as the independent registered public accounting firm.

REPORT OF THE AUDIT COMMITTEE

On October 23, 2013, the Company established an Audit Committee of the Board of Directors. The Audit Committee consists of two members, Messrs. Everett and Nowlan. All the members are independent directors under the NYSE and SEC Audit Committee structure and membership requirements. The Audit Committee has certain duties and powers as described in its written charter, a copy of which can be found on the company’s website at http://cdn.irdirect.net/IR/432/1220/Audit-Committee-Charter-Final-Exhibit-A%20(1).pdf.

The Audit Committee has reviewed and discussed the Company’s audited financial statements and related footnotes for the fiscal year ended December 31, 2020, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Cherry Bekaert LLP (“Cherry Bekaert”). The Audit Committee has also discussed with Cherry Bekaert the matters required to be discussed by the statement on Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board. The Audit Committee has also received the written disclosures and the letter from Cherry Bekaert required by applicable requirements of the Public Company Accounting Oversight Board regarding Cherry Bekaert’s communications with the Audit Committee concerning independence, and has discussed with Cherry Bekaert that firm’s independence.

Based on the review and the discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 that were filed with the SEC.

The Audit Committee

Michael Nowlan (Chairman)
William H. Everett

Certain Relationships and Related Party Transactions and Director Independence

RELATED PARTY TRANSACTIONS

None.

DIRECTOR INDEPENDENCE

As of April 27, 2021, we had three independent directors on our Board, William H. Everett, J. Patrick Galleher and Michael Nowlan. We evaluate independence by the standards for director independence established by applicable laws, rules, and listing standards including, without limitation, the standards for independent directors established by NYSE American and the SEC.

Subject to some exceptions, these standards generally provide that a director will not be independent if (a) the director is, or in the past three years has been, an employee of ours; (b) a member of the director’s immediate family is, or in the past three years has been, an executive officer of ours; (c) the director or a member of the director’s immediate family has received more than $120,000 per year in direct compensation from us other than for service as a director (or for a family member, as a non-executive employee); (d) the director or a member of the director’s immediate family is, or in the past three years has been, employed in a professional capacity by our independent public accountants, or has worked for such firm in any capacity on our audit; (e) the director or a member of the director’s immediate family is, or in the past three years has been, employed as an executive officer of a company where one of our executive officers serves on the Compensation Committee; or (f) the director or a member of the director’s immediate family is an executive officer of a company that makes payments to, or receives payments from, us in an amount which, in any twelve-month period during the past three years, exceeds the greater of $1,000,000 or two percent of that other company’s consolidated gross revenues.

Other Matters

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

Section 16(a): Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of the Company’s common stock to file with the Securities and Exchange Commission reports showing ownership of and changes in ownership of the Company’s common stock and other equity securities. On the basis of information submitted by the Company’s directors and executive officers, the Company believes that its directors and executive officers timely filed all required Section 16(a) filings for fiscal year 2020.

Stockholder Proposals and Nominations for 2022 Annual Meeting

Pursuant to our bylaws, stockholders who wish to submit proposals to be considered or to nominate persons for election to the Board of Directors at the 2022 Annual Meeting must be a stockholder of record, both when they give us notice and at the 2022 Annual Meeting, must be entitled to vote at the 2022 Annual Meeting, and must comply with the notice provisions in our bylaws. A stockholder’s notice must be delivered to our Corporate Secretary at c/o Issuer Direct Corporation, 1 Glenwood Ave, Suite 1001, Raleigh NC 27603 not less than 75 nor more than 105 days before the anniversary date of the immediately preceding Annual Meeting. For our 2022 Annual Meeting, the notice must be delivered between February 26, 2022 and March 28, 2022. However, if our 2022 Annual Meeting is not within 30 days of June 11, 2022, the notice must be delivered no later than the close of business on the 10th day following the earlier of the day on which the first public announcement of the date of the 2022 Annual Meeting or 120 days prior to such meeting. The public announcement of an adjournment or postponement of the 2022 Annual Meeting will not trigger a new time period (or extend any time period) for the giving of a stockholder notice as described in this proxy statement. The stockholder’s notice must be updated and supplemented as set forth in our bylaws.

Additional Information

A copy of our 2020 Annual Report on Form 10-K is available to each stockholder in connection with this Proxy Statement. The 2020 Annual Report on Form 10-K is not a part of the proxy solicitation materials.

We file reports and other information with the SEC. Copies of these documents may be obtained at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. Our SEC filings are also available on the SEC’s website at http://www.sec.gov.

www.issuerdirect.com

ISSUER DIRECT CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 11, 2021 AT 12:00 PM EDT
CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of Issuer Direct Corporation (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Jeffrey Quick proxy, with power of substitution, for and in the name of the undersigned to attend the 2021 annual meeting of stockholders of the Company to be held virtually, on Friday, June 11, 2021 beginning at 12:00 PM, local time, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202.521.3464.
INTERNET:	https://www.iproxydirect.com/isdr
PHONE:	866.752.VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OFISSUER DIRECT CORPORATION		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
To elect the six (6) directors nominated by our Board of Directors as set forth in the Proxy Statement:		☐	☐
William H. Everett	Director, Chairman of the Board, Member of Audit Committee & Compensation Committee			☐
Michael Nowlan	Director, Chairman of Audit Committee			☐
J. Patrick Galleher	Director, Chairman of Compensation Committee			☐	CONTROL ID:
Brian R. Balbirnie	Director, President and Chief Executive Officer			☐	REQUEST ID:
Marti Beller	Director Nominee			☐
Graeme P. Rein	Director Nominee			☐
Proposal 2		FOR	AGAINST	ABSTAIN
Advisory Vote on Executive Compensation;		☐	☐	☐
Proposal 3		1 YEARS	2 YEARS	3 YEARS	ABSTAIN
Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation;		☐	☐	☐	☐
Proposal 4		FOR	AGAINST	ABSTAIN
To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2021.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
_________________________
_________________________
_________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2021

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)